                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this ___ day of June, 2000.


                                                /s/ Laurence M. Downes
                                                ----------------------
                                                Laurence M. Downes

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this ___ day of June, 2000.


                                                 /s/ Glenn C. Lockwood
                                                 ---------------------
                                                 Glenn C. Lockwood

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 5 day of June, 2000.


                                                  /s/ Nina Aversano
                                                  -----------------
                                                  Nina Aversano

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 5 day of June, 2000.


                                                   /s/ Lawrence R. Codey
                                                   ---------------------
                                                   Lawrence R. Codey

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this ___ day of June, 2000.


                                                 /s/ Leonard S. Coleman
                                                 ----------------------
                                                 Leonard S. Coleman

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 5 day of June, 2000.


                                                /s/ Joe B. Foster
                                                -----------------
                                                Joe B. Foster

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 5th day of June, 2000.


                                                   /s/ Hazel S. Gluck
                                                   ------------------
                                                   Hazel S. Gluck

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 4th day of June, 2000.


                                                    /s/ James T. Hackett
                                                    --------------------
                                                    James T. Hackett

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 5 day of June, 2000.


                                                  /s/ Lester D. Johnson
                                                  ---------------------
                                                  Lester D. Johnson

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 5th day of June, 2000.


                                                       /s/ Dorothy K. Light
                                                       --------------------
                                                       Dorothy K. Light

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 6th day of June, 2000.


                                                       /s/ William H. Turner
                                                       ---------------------
                                                       William H. Turner

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this ___ day of June, 2000.


                                                   /s/ Gary W. Wolf
                                                   ----------------
                                                   Gary W. Wolf

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

       The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 6 day of June, 2000.


                                                    /s/ George R. Zoffinger
                                                    -----------------------
                                                    George R. Zoffinger